SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K


                             Current Report
                   Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)     N/A

                         Heilig-Meyers Company
         (Exact name of registrant as specified in its charter)


                                Virginia
             (State or other jurisdiction of incorporation)


  1-8484                                                    54-0558861
(Commission file number)                       (IRS Employer Identification No.)


     12560 West Creek Parkway, Richmond, Virginia             23238
    ---------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


   Registrant's telephone number, including area code  (804) 784-7300


     (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On December 17, 1997, Heilig-Meyers Company (the "Company") issued a press release reporting 3rd Quarter results and announcing an aggressive plan to improve core store profitability, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibits are filed as a part of this report:

         Exhibit 99 - Press Release dated December 17, 1997.







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                               SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     HEILIG-MEYERS COMPANY


Date: December 23, 1997                              By: /s/ Roy B. Goodman
                                                     -------------------
                                                     Roy B. Goodman
                                                     Senior Vice President,
                                                     Principal Financial Officer




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                             Exhibit Index

Exhibit
No.               Description

99                Press Release dated December 17, 1997.